Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT AGREEMENT

TO THE

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT AGREEMENT TO THE RESEARCH COLLABORATION AND LICENSE AGREEMENT (“Amendment Agreement”), effective as of October 8, 2007, is entered into by and between Vitae Pharmaceuticals, Inc (“Vitae”), with offices at 502 West Office Center Drive, Ft. Washington, PA 19034, USA. (taxpayer ID number 04-3567753), and Boehringer Ingelheim International GmbH (“BI”), with offices at **** (VAT ID number ****).  Vitae and BI may each be referred to as a “Party” or together as the “Parties.”

This Amendment Agreement to the Research Collaboration and License Agreement dated October 2, 2007 between the Parties is to clarify that Vitae has the right to use the Patents assigned pursuant to Section 14.4.1 (a) (iii) under the terms and conditions of the Research Collaboration and License Agreement, namely in line with its Section 14.4.1(a)(i), and in order to achieve this objective, to amend the last sentence of Section 14.4.1(a)(iii).

Article I —

The last sentence of Section 14.4.1(a)(iii) shall be replaced as follows:

“Notwithstanding any statement to the contrary contained in this Agreement, all Vitae assignments effected pursuant to this Section 14.4.1(a)(iii) will be deemed to have occurred during the Term.”

Article II -

In all other regards, the provisions of the Research Collaboration and License Agreement shall apply.

IN WITNESS WHEREOF, Vitae and BI, by their duly authorized officers, have executed this Agreement as of the Effective Date.

VITAE PHARMACEUTICALS, INC.	BOEHRINGER INGELHEIM
INTERNATIONAL GMBH

By: ****	By: ****

Name: ****	Name: ****

Title: ****	Title: ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.